Exhibit 10.2

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS NOTE MAY NOT BE OFFERED FOR SALE OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS; OR AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE ACCEPTABLE TO THE ISSUER, THAT REGISTRATION IS NOT REQUIRED.

SECURED CONVERTIBLE SPECIAL LOAN PROMISSORY NOTE

Issuance Date: December 30, 2019	$2,000,000

FOR VALUE RECEIVED, Creative Realities, Inc., a Minnesota corporation (“CRI”), Creative Realities, LLC, a Delaware limited liability company (“CRLLC”), Conexus World Global, LLC, a Kentucky limited liability company (“Conexus”) and Allure Global Solutions, Inc. a Georgia corporation (“Allure” and collectively referred to together with CRI, CRLLC and Conexus as the “Maker”), hereby promises to pay to the order of Slipstream Communications, LLC, an Anguillan limited liability company, or its successors or assigns (as applicable, the “Holder”), the principal amount of $2,000,000 (USD) plus all SLPIK, or such lesser amount as actually advanced as a Special Loan pursuant to that certain Loan and Security Agreement by and between Maker and initial Holder dated as of August 17, 2016 (as amended, modified, restated, waived or supplemented, the “Loan and Security Agreement”), in accordance with the terms hereof and the Loan and Security Agreement. This Secured Convertible Special Loan Promissory Note is hereinafter referred to as the “Note” and is the Special Loan Note referred to in the Loan and Security Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan and Security Agreement.

1. INTEREST AND PAYMENTS

(a) Interest. The principal amount of this Note will bear simple interest (calculated in the manner provided in the Loan and Security Agreement) at the rate equal to the Loan Rate, subject to increase as provided in the Loan and Security Agreement. Interest will be payable in cash (except as provided in the Loan Agreement) on a monthly basis in arrears on the first Business Day of each month, with the first interest payment due on February 1, 2020 or the first Business Day thereafter.

(b) Term and Payment; Application. The principal amount of this Note, together with all accrued but unpaid interest and any other sums owed hereunder, shall be due and payable at the close of business on the Special Loan Maturity Date. All payments and prepayments shall be applied first to any costs payable under this Note or the Loan and Security Agreement, second to accrued but unpaid interest, and third to principal.

(c) Prepayment. Maker may at its option prepay all principal and interest owed under this Note, in whole or in part, at any time and from time to time, without penalty or premium.

2. TRANSFER, EXCHANGE AND REPLACEMENT

(a) Transfer or Exchange. This Note has not been and is not being registered under the provisions of the Securities Act of 1933 (the “Securities Act”) or any state securities laws and this Note may not be transferred prior to the end of the holding period applicable to sales under Rule 144 unless in accordance with applicable law and unless: (1) the transferee is an “accredited investor” (as defined in Regulation D under the Securities Act) and (2) the Holder shall have delivered to Maker an opinion of counsel, reasonably satisfactory in form, scope and substance to Maker, to the effect that this Note may be sold or transferred without registration under the Securities Act. Upon surrender of any Note for registration of transfer or for exchange to CRI at its principal office, Maker at its sole expense will execute and deliver in exchange therefor a new Note or Notes, as the case may be, as requested by the Holder or transferee, which aggregate principal amount is equal the unpaid principal amount of such Note, registered as such Holder or transferee may request; provided, however, that this Note may not be transferred by Holder to any Person other than Holder’s affiliates without the prior written consent of Maker. Maker shall be entitled to regard the registered Holder of this Note as the Holder of the Note so registered for all purposes until Maker or its agent, as applicable, is required to record a transfer of this Note on its register.

(b) Replacement. Upon notice to Maker of the loss, theft, destruction or mutilation of this Note, and, in the case of loss, theft or destruction, of an indemnification undertaking by the Holder to Maker in a form reasonably acceptable to Maker and, in the case of mutilation, upon surrender and cancellation of the Note, Maker shall execute and deliver a new Note of like tenor and date and in substantially the same form as this Note.

3. CONVERSION

The principal, accrued but unpaid interest and SLPIK of this Note is convertible into New Preferred of CRI as set forth in the Loan Agreement.

4. DEFAULTS AND REMEDIES

An Event of Default shall occur when and as provided in the Loan and Security Agreement and, upon any such default, the Holder shall have the remedies described in the Loan and Security Agreement.

5. AMENDMENT AND WAIVER

The provisions of this Note may not be modified, amended or waived, and Maker may not take any action herein prohibited or omit to perform any act herein required to be performed by it, without the written consent of the Holder.

6. MAKER’S WAIVER OF NOTICE

To the extent permitted by law, Maker hereby waives demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, except as may be set forth in the Loan and Security Agreement.

7. GOVERNING LAW

This Note shall be construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Note shall be governed by, the laws of the State of New York, without giving effect to provisions thereof regarding conflict of laws.

8. INDEMNITY AND EXPENSES

Maker agrees to pay and reimburse the Holder upon demand for all reasonable costs and expenses (including without limitation reasonable attorneys’ fees and expenses) that the Holder may incur in enforcing its rights under this Note (including but not limited to collection).

9. NO WAIVER OF ENFORCEMENT RIGHTS

No failure or delay on the part of this Note in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

10. NOTICE

Notices shall be given at the address for Maker or Holder, as applicable, indicated in the Loan and Security Agreement. Notice shall be deemed to have been given as described in the Loan and Security Agreement.

11. JOINT AND SEVERAL

All obligations of Maker under this Note shall be joint and several.

* * * * * * *

IN WITNESS WHEREOF, the undersigned have set their hands to this Secured Convertible Special Loan Promissory Note as of the date first set forth above.

MAKER:

CREATIVE REALITIES, INC.

By:	/s/ Rick Mills
Rick Mills
Chief Executive Officer

CREATIVE REALITIES, LLC

By:	/s/ Rick Mills
Rick Mills
Chief Executive Officer

CONEXUS WORLD GLOBAL, LLC

By:	/s/ Rick Mills
Rick Mills
Chief Executive Officer

ALLURE GLOBAL SOLUTIONS, INC.

By:	/s/ Rick Mills
Rick Mills
Chief Executive Officer

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